AUSTRALIAN-CANADIAN OIL ROYALTIES LTD.
                                 P. O. Box 1629
                               Cisco, Texas 76437
                     Phone: 254-442-2638 - Fax: 254-442-3843



September 22, 2008



Mr. Chris White, Branch Chief
Securities and Exchange Commission
Division of Corporate Finance
Mail Stop 7010
Washington, DC   20549-7010

Re:   File No. 0-29832

Dear Mr. White:

In response to your comment letter dated September17, 2008, we have amended our Form 10-KSB for the year ended December 31, 2007. Following are our responses to your comment letter.

  1. There were no changes in internal control over financial reporting during the quarter ended December 31, 2007 that materially affected, or which would reasonably be likely to materially affect, our internal control over financial reporting. We have amended the filing to exclude the word "significant" since there were no changes, significant or otherwise.

  2. We have amended the filing to include the correctly worded certifications including the introductory language of paragraph 4 to address internal controls over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) and to remove each officer's title from the first line of the certifications.

  3. We have amended the filing to include the certification of our chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

  4. The Company is responsible for the adequacy and accuracy of the disclosure in the filing. Staff comments or changes to disclosure in response to staff comments do not foreclose the Commission from taking any action with respect to the filing. The Company may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

Thank you.

Sincerely,

AUSTRALIAN-CANADIAN OIL ROYALTIES LTD.

/s/Bernard Lipton
-----------------
Bernard Lipton
Chief Financial Officer